SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _________________

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported) ___February 21, 2003___


                                  PRAXAIR, INC.
                                  -------------

             (Exact Name of Registrant as Specified in Its Charter)


DELAWARE
--------
(State or Other Jurisdiction of Incorporation)


1-11037                                             06-124-9050
-------                                             -----------
(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
----------------------------------                            ----------
(Address of Principal Executive Offices)                      (Zip Code)


(203)837-2000
-------------
(Registrant's Telephone Number, Including Area Code)


N/A
---
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events
--------------------

On this date, Praxair, Inc. announced that William A. Wise, Chairman and Chief Executive Officer of El Paso Corporation, has resigned from Praxair's Board of Directors, effective February 21, 2003. See the registrant's press release attached hereto as Exhibit 99.1.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      PRAXAIR, INC.
                                                      ------------
                                                      Registrant




Date:  February 21, 2003                  By:    /s/  Dennis H. Reilley
                                                      Dennis H. Reilley
                                                      Chairman, President and
                                                      Chief Executive Officer

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Exhibit Index

Exhibit 99.1: Press Release dated February 21, 2003.